SUMMARY PROSPECTUS
TRCEX
March 1, 2013

T. Rowe Price Institutional International Core Equity Fund

A fund seeking long-term growth of capital through investments in common stocks of non-U.S. companies and both growth and value approaches to stock selection. The fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2013, and Statement of Additional Information, dated March 1, 2013.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%

Other expenses	0.44%

Total annual fund operating expenses	1.09%

Fee waiver/expense reimbursement	0.34%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75%[a]

a T. Rowe Price Associates, Inc. has agreed (through February 28, 2015) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average net assets to exceed 0.75%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75% (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$277	$533	$1,266

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual

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fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in non-U.S. stocks and at least 65% of its net assets in stocks of large-cap companies.

The fund takes a core approach to investing, which provides some exposure to both growth and value styles of investing. The fund relies on a global research team to search for particularly promising stocks throughout developed and, to a lesser extent, emerging markets. Securities will be selected that in our view have the most favorable combination of company fundamentals and valuation.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

• attractive business niche with potential for earnings growth;

• attractive valuation relative to the company’s peers or its own historical norm;

• barriers to entry in its business;

• seasoned management;

• healthy balance sheet; and

• potential to grow dividends or conduct share repurchases.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Summary	3

Foreign investing risk Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets.

Investment style risk Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2012
		Since inception
	1 Year	(10/27/10)
Institutional International Core Equity Fund
Returns before taxes	19.25%	5.13%
Returns after taxes on distributions	19.04	4.94
Returns after taxes on distributions
and sale of fund shares	13.35	4.57
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	17.90	3.74
Lipper International Large-Cap Core Funds Average	18.03	2.83 *

* Since 10/31/10.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Raymond A. Mills, Ph.D.	Chairman of Investment Advisory Committee	2010	1997

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Summary	5

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E178-045 3/1/13